Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Defined terms included below have the same meaning as terms defined and included elsewhere in the Current Report on Form 8-K (the “Form 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on December 21, 2020. Unless the context otherwise requires, the “Company” refers to Skillz Inc. (“New Skillz”) (f/k/a Flying Eagle Acquisition Corp.) and its subsidiaries after the Closing, and Flying Eagle Acquisition Corp. (“FEAC”) prior to the Closing.

The following unaudited pro forma condensed combined financial information present the combination of the financial information of FEAC and Old Skillz adjusted to give effect to the Business Combination and related transactions. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X.

The unaudited pro forma condensed combined balance sheet as of September 30, 2020 combines the historical balance sheet of FEAC and the historical balance sheet of Old Skillz on a pro forma basis as if the Business Combination and related transactions, summarized below, had been consummated on September 30, 2020. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2020 and the year ended December 31, 2019 combine the historical statements of operations of FEAC and historical statements of operations of Old Skillz for such periods on a pro forma basis as if the Business Combination and related transactions, summarized below, had been consummated on January 1, 2019, the beginning of the earliest period presented:

•	the merger of Old Skillz with and into Merger Sub, a wholly owned subsidiary of FEAC, with Old Skillz surviving the merger as a wholly-owned subsidiary of FEAC; and

•	the issuance and sale of 15,853,052 shares of Class A common stock for a purchase price of $10.00 per share and an aggregate purchase price of $158.5 million in the Private Placement pursuant to the Subscription Agreements.

The historical financial statements have been adjusted in the unaudited pro forma condensed combined financial statements to give pro forma effect to events that are: (i) directly attributable to the Business Combination; (ii) factually supportable; and (iii) with respect to the statements of operations, expected to have a continuing impact on the Company’s results following the completion of the Business Combination.

The unaudited pro forma condensed combined financial statements have been developed from and should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma condensed combined financial statements;

•	the historical unaudited financial statements of FEAC as of September 30, 2020 and for the period from January 15, 2020 (inception) through September 30, 2020 and the related notes, each of which is incorporated by reference;

•	the historical audited financial statements of Old Skillz as of and for the year ended December 31, 2019 and the related notes, each of which is incorporated by reference;

•	the historical unaudited financial statements of Old Skillz as of and for the nine months ended September 30, 2020 and the related notes, each of which is incorporated by reference; and

•	other information relating to FEAC and Old Skillz contained in the Proxy, including the Business Combination Agreement and the description of certain terms thereof set forth in the section entitled “The Business Combination.”

Pursuant to FEAC’s existing charter, public stockholders were offered the opportunity to redeem, upon the closing of the Business Combination, shares of FEAC Common Stock then held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the Closing) in the Trust Account. The unaudited pro forma condensed combined financial statements reflect the actual redemption of 2,140 shares of FEAC Class A Common Stock at $10 per share.

Notwithstanding the legal form of the Business Combination pursuant to the Merger Agreement, the Business Combination will be accounted for as a reverse recapitalization in accordance with the United States of America generally accepted accounting principles (“GAAP”). Under this method of accounting, FEAC is treated as the acquired company and Old Skillz is treated as the acquirer for financial statement reporting purposes. Old Skillz has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances:

•	Old Skillz’s existing stockholders have the greatest voting interest in the combined entity with over 95% of the voting interest;

•	The largest individual minority stockholder of the combined entity is an existing stockholder of Old Skillz;

•	Old Skillz’s directors represent the majority of the new board of directors of the combined company;

•	Old Skillz’s senior management is the senior management of the combined company; and

•	Old Skillz is the larger entity based on historical revenue and has the larger employee base.

Assumptions and estimates underlying the unaudited pro forma adjustments set forth in the unaudited pro forma condensed combined financial statements are described in the accompanying notes. The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and are not necessarily indicative of the operating results and financial position that would have been achieved had the Business Combination occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial statements do not purport to project the future operating results or financial position of the Company following the completion of the Business Combination. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF SEPTEMBER 30, 2020

(in thousands)

	As of September 30, 2020				As of September 30, 2020
	FEAC (Historical)	SKILLZ (Historical)	Pro Forma Adjustments		Pro Forma Combined
Assets
Cash and cash equivalents	$256	$56,861	690,039	(a)	$273,890
			(24,150)	(b)
			(31,332)	(c)
			(10,000)	(d)
			158,531	(e)
			(566,204)	(f)
			(90)	(g)
			(21)	(n)
Prepaid expenses and other current assets	386	9,952	—		10,338
Total current assets	642	66,813	216,773		284,228
Cash and investments held in Trust Account	690,039	—	(690,039)	(a)	—
Property and equipment, net	—	5,569	—		5,569
Deferred offering Costs	—	13,507	(13,507)	(c)	—
Other long-term assets	—	992	—		992
Total assets	690,681	86,881	(486,773)		290,789
Liabilities
Accounts payable and accrued expenses	398	5,369	(655)	(c)	5,022
			(90)	(g)
Loan payable, Advance from Sponsor	230	—	(230)	(c)	—
Accrued professional fees related to deferred offering costs	—	12,199	(12,199)	(c)	—
Other current liabilities	—	23,029	—		23,029
Total current liabilities	628	40,597	(13,174)		28,051
Deferred underwriting compensation	24,150	—	(24,150)	(b)	—
Other long-term liabilities	—	56	—		56
Total liabilities	24,778	40,653	(37,324)		28,107
Commitments and contingencies
Class A common shares subject to possible redemption	660,903	—	(660,903)	(i)	—
Redeemable convertible preferred stock	—	1,120,724	(1,120,724)	(j)	—
Stockholders’ equity (deficit)
Preferred Stock	—	25,354	(25,354)	(j)	—
Class A common Stock	—	—	1	(e)	28
			6	(i)
			2	(k)
			19	(l)
			-	(n)
Class B common Stock	2	—	(2)	(k)	8
			8	(l)
Common Stock	—	17	(8)	(f)	—
			26	(j)
			(35)	(l)
Additional paid in capital	5,481	—	(31,755)	(c)	1,945,055
			158,530	(e)
			660,897	(i)
			1,146,052	(j)
			8	(l)
			(483)	(m)
			(21)	(n)
			6,346	(h)
Retained earnings (accumulated deficit)	(483)	(1,099,867)	(10,000)	(d)	(1,682,409)
			(566,196)	(f)
			483	(m)
			(6,346)	(h)
Total stockholders’ equity (deficit)	5,000	(1,074,496)	1,332,178		262,682
Total liabilities and stockholders’ equity	$690,681	$86,881	$(486,773)		$290,789

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020

(in thousands, except share and per share data)

	For the period from January 15, 2020 (inception) through September 30, 2020	Nine Months Ended September 30, 2020			Nine Months Ended September 30, 2020
	FEAC (Historical)	SKILLZ (Historical)	Pro Forma Adjustments		Pro Forma Combined
Revenue	$—	$162,392	$—		$162,392
Operating expenses:
Cost of revenue	—	8,806	—		8,806
Research and development	—	13,253	—		13,253
Sales and marketing	—	172,381	—		172,381
General and administrative	1,109	24,336	(90)	(aa)	25,355
Total operating expenses	1,109	218,776	(90)		219,795
Loss from operations	(1,109)	(56,384)	90		(57,403)
Other income (expense)
Interest expense, net	—	(1,297)	—		(1,297)
Other income (expense), net	—	(20,749)	—		(20,749)
Other income — interest on Trust Account	691	—	(691)	(bb)	—
Total other income (expense)	691	(22,046)	(691)		(22,046)
Loss before income taxes	(418)	(78,430)	(601)		(79,449)
Provision for income taxes	(65)	(100)	126	(cc)	(39)
Net loss	(483)	(78,530)	(475)		(79,488)
Remeasurement of redeemable convertible preferred stock	—	(865,952)	865,952	(dd)	—
Deemed dividend related to repurchase of preferred stock	—	(1,153)	1,153	(ee)	—
Net loss attributable to common stockholders	$(483)	$(945,635)	$866,630		$(79,488)
Basic and diluted weighted average shares outstanding — Class A and Class B					346,341,538
Basic and diluted net loss per share — Class A and Class B					$(0.23)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2019

(in thousands, except share and per share data)

	Year Ended December 31, 2019				Year Ended December 31, 2019
	FEAC (Historical)	SKILLZ (Historical)	Pro Forma Adjustments		Pro Forma Combined
Revenue	$—	$119,872	$—		$119,872
Costs and expenses:
Cost of revenue	—	5,713	—		5,713
Research and development	—	11,241	—		11,241
Sales and marketing	—	111,370	—		111,370
General and administrative	—	16,376	—		16,376
Total costs and expenses	—	144,700	—		144,700
Loss from operations	—	(24,828)	—		(24,828)
Other income (expense)
Interest expense, net	—	(2,497)	—		(2,497)
Other income (expense), net	—	3,720	—		3,720
Total other income (expense)	—	1,223	—		1,223
Loss before income taxes	—	(23,605)	—		(23,605)
Provision for income taxes	—	—	—		—
Net loss	—	(23,605)	—		(23,605)
Remeasurement of redeemable convertible preferred stock	—	(62,519)	62,519	(dd)	—
Net loss attributable to common stockholders	$—	$(86,124)	$62,519		$(23,605)
Weighted average common shares outstanding – basic and diluted					346,341,538
Net loss per share attributable to common stockholders – basic and diluted					$(0.07)

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Basis of Presentation

The Business Combination is accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with GAAP. Under this method of accounting, FEAC is treated as the acquired company for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination is treated as the equivalent of Old Skillz issuing stock for the net assets of FEAC, accompanied by a recapitalization. The net assets of FEAC are stated at historical cost, with no goodwill or other intangible assets recorded.

The unaudited pro forma condensed combined balance sheet as of September 30, 2020 gives pro forma effect to the Business Combination and related transactions as if they had been consummated on September 30, 2020. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2020 and the year ended December 31, 2019 give pro forma effect to the Business Combination and related transactions as if they had been consummated on January 1, 2019.

The unaudited pro forma condensed combined balance sheet as of September 30, 2020 has been prepared using, and should be read in conjunction with, the following:

•	FEAC’s unaudited balance sheet as of September 30, 2020 and the related notes, which is incorporated by reference; and

•	Old Skillz’s unaudited balance sheet as of September 30, 2020 and the related notes, which is incorporated by reference.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2020 has been prepared using, and should be read in conjunction with, the following:

•	FEAC’s unaudited statement of operations for the period January 15, 2020 (inception) through September 30, 2020 and the related notes, which is incorporated by reference; and

•	Old Skillz’s unaudited statement of operations for the nine months ended September 30, 2020 and the related notes, which is incorporated by reference.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2019 has been prepared using, and should be read in conjunction with, the following:

•	Skillz’s audited statement of operations for the year ended December 31, 2019 and the related notes, which is incorporated by reference.

Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings or cost savings that may be associated with the Business Combination. The pro forma adjustments reflecting the consummation of the Business Combination are based on certain currently available information and certain assumptions and methodologies that FEAC believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. Management believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination and related transactions taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the post-combination company. They should be read in conjunction with the historical financial statements and notes thereto of FEAC and Old Skillz.

Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Business Combination and related transactions and has been prepared for informational purposes only. The historical financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give pro forma effect to events that are (1) directly attributable to the Business Combination, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the results of the post-combination company. FEAC and Old Skillz have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

The adjustments included in the unaudited pro forma condensed combined balance sheet as of September 30, 2020 are as follows:

(a)	Reflects the reclassification of cash and investments held in the Trust Account that became available following the Business Combination.

(b)	Reflects the settlement of $24.2 million in deferred underwriting compensation.

(c)	Represents transaction costs incurred by FEAC and Old Skillz of approximately $10.9 million and $20.8 million, respectively, for legal, financial advisory and other professional fees incurred and capitalized as part of the Business Combination. FEAC transaction costs include the settlement of FEAC’s working capital loan at transaction close. Of the Old Skillz transaction costs, approximately $13.5 million was capitalized as deferred offering costs, $12.2 million was accrued for as accrued professional fees and $0.7 million was accrued for as accounts payable and accrued expenses on the balance sheet as of September 30, 2020.

(d)	Represents $10.0 million of transaction bonus payable to certain Old Skillz’ executives in connection with the consummation of the Business Combination. These costs are not included in the unaudited pro forma condensed combined statement of operations as they are nonrecurring.

(e)	Reflects the proceeds of $158.5 million from the issuance and sale of 15,853,052 shares of Class A Common Stock at $10.00 per shares in the Private Placement pursuant to the terms of the Subscription Agreements.

(f)	Reflects 75,786,935 shares of Skillz common exchanged for cash consideration to be paid to Old Skillz stockholders pursuant to the Merger Agreement.

(g)	Reflects the settlement of accrued expenses pursuant to the Administrative Services Agreement with the Sponsor, which terminated upon consummation of the Business Combination.

(h)	Reflects $3.7 million of compensation cost related to the vesting of existing options to purchase common stock and $2.6 million of compensation cost related to the vesting of restricted shares. The options and restricted shares granted to select Old Skillz executives vest upon the occurrence of certain defined liquidity events, including the Business Combination. These costs are not included in the unaudited pro forma condensed combined statements of operations as they are nonrecurring.

(i)	Reflects the reclassification of $660.9 million of Class A common stock subject to possible redemption to permanent equity.

(j)	Reflects the conversion of 25,724,596 shares of Old Skillz preferred stock into 257,245,960 shares of Old Skillz common stock on a 1-for-10 basis pursuant to Section 3.01(a) of the Merger Agreement.

(k)	Reflects the conversion of 14,923,086 shares of Class B common stock held by the Sponsor into 14,923,086 shares of Class A common stock.

(l)	Represents the recapitalization of 359,518,845 shares of Old Skillz common stock into 191,932,857 shares of Class A common stock and 76,663,551 shares of Class B common stock.

(m)	Reflects the elimination of FEAC’s historical retained earnings.

(n)	Represents actual redemption of 2,140 shares of Class A common stock for approximately $0.02 million allocated to common stock and additional paid-in capital using par value $0.0001 per share and at a redemption price of $10.00 per share. Class A common stock not redeemed were rolled over into the combined company's Class A common stock.

Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

The pro forma adjustments included in the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2020 and the year ended December 31, 2019 are as follows:

(aa) Represents pro forma adjustment to eliminate historical expenses related to FEAC’s office space, utilities and secretarial and administrative services pursuant to the Administrative Services Agreement, which terminated upon consummation of the Business Combination.

(bb) Represents pro forma adjustment to eliminate investment income related to the cash and investments held in Trust Account.

(cc) Reflects income tax effect of pro forma adjustments using the estimated statutory tax rate of 21%.

(dd) Reflects the elimination of the remeasurement of Old Skillz redeemable convertible preferred stock, which ceased to exist upon the conversion of the redeemable convertible preferred stock into Old Skillz common stock.

(ee) Reflects the elimination of the deemed dividend related to repurchase of preferred stock, which ceased to exist upon the conversion of Old Skillz preferred stock into Old Skillz common stock.

Loss per Share

Represents the net loss per share calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the Business Combination, assuming the shares were outstanding since January 1, 2019. As the Business Combination and related transactions are being reflected as if they had occurred at the beginning of the periods presented, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares issuable relating to the Business Combination have been outstanding for the entire periods presented. Basic and diluted loss per share for New Skillz Class A common stock and New Skillz Class B common stock are the same, as each class of common stock is entitled to the same dividend participation rights and economic terms.

The unaudited pro forma condensed combined financial information has been prepared for the nine months ended September 30, 2020 and for the year ended December 31, 2019 (in thousands, except share and per share data):

	Nine Months Ended September 30, 2020	Year Ended December 31, 2019
Pro forma net loss	$(79,488)	$(23,605)
Weighted average common shares outstanding, basic and diluted	346,341,538	346,341,538
Net loss per share attributable to common stockholders – basic and diluted(1)	$(0.23)	$(0.07)
Weighted average common shares calculation, basic and diluted
FEAC public stockholders	68,997,860	68,997,860
Holders of FEAC sponsor shares(2)	6,350,200	6,350,200
Old Skillz stockholders(2)(3)	255,140,426	255,140,426
Private Placement	15,853,052	15,853,052
	346,341,538	346,341,538

(1)	For the purpose of calculating diluted earnings per share, it was assumed that all 17,250,000 outstanding FEAC Warrants sold in the IPO and the 10,033,333 private placement warrants are exchanged for FEAC Class A common stock. However, since this results in anti-dilution, the effect of such exchange was not included in the calculation of diluted loss per share.

(2)	The pro forma basic and diluted shares of the Holders of FEAC sponsor shares and current New Skillz stockholders exclude 5,000,000 Earnout Shares to Holders of FEAC sponsor shares and 5,000,000 Earnout Shares to Old Skillz stockholders to be placed into escrow, as these are not deemed to be participating securities and would reduce the diluted loss per share.

(3)	The pro forma basic and diluted shares of Old Skillz stockholders exclude 13,455,982 shares issuable under unvested restricted stock and 58,150,500 shares issuable under unexercised stock options, as these are contingently issuable shares and would reduce the diluted loss per share.